UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2026

Aspire-Lakewood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41293	33-3467744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23150 Fashion Drive, Suite 232

Estero, Florida 33928

(Address of principal executive offices)

(908) 987-3002

(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ASBP	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	ASBPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 6, 2026, Aspire-Lakewood Holding, Inc. (the “Company”) announced it had closed the acquisition (the “Acquisition”) of Dura Driver Control Systems (“DCS”) pursuant to the terms of a Purchase Agreement entered into on June 10, 2026, between the Company and FireFish TopCo, LLC (the “Seller”). Pursuant to the Purchase Agreement the Company agreed to purchase all of the equity interests in certain of the Sellers subsidiaries (collectively, “the Transferred Equity Interest” or “DCS”) as previously reported on the Company’s Current Report on Form 8-K filed on June 12, 2026, with the SEC.

The Company filed a Current Report on Form 8-K on August 10, 2026, (the “Initial Report”) in which the Company disclosed it had entered into an Escrow and Closing Agreement acknowledging that the closing conditions of the Purchase Agreement had been satisfied. This Current Report on Form 8-K/A amends the Initial Report to include certain financial statements of DCS and certain pro forma financial information as required by Item 9.01, which are filed as exhibits hereto, and are incorporated herein by reference. This amendment also includes a Management Service Agreement by and among the Company and Lakewood Capital, LLC as required by Item 1.01 as previously disclosed in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 13, 2026. No other changes have been made to the Initial Report except as set forth in this amendment

Item 1.01 Entry into a Material Definitive Agreement

Management Services Agreement

A Management Services Agreement (the “Agreement”) was entered into on May 10, 2026, between the Company and Lakewood Capital, LLC (“Lakewood”) becoming effective on the closing date of the acquisition of the Dura Control Systems Corp. (“DCSC”) August 6, 2026, (the “Effective Date”) The term of the Agreement is for a period of five years from the Effective Date.

The Management Services to be provided during the term of the Agreement include consultation in connection to the DCSC operations with respect to the development and implementation of strategies for improving operating, engineering, manufacturing, marketing, and/or financial performance of the Company, its subsidiaries or affiliates. In consideration of the Management Services, the Company will pay Lakewood a closing fee of $500,000 and reimbursement of out-of-pocket expenses not to exceed $200,000 in connection with closing the Dura Transaction. Additionally, the Company will pay Lakewood an aggregate annual management fee equal to 5% of Adjusted EBITDA which means for any period, consolidated earnings before interest, taxes, depreciation, and amortization adjusted to exclude extraordinary items, non-recurring items and other agreed upon items, with an annual cap of $1,000,000 ( the “Annual Management Fee”) with quarterly payments of $250,000 paid (January 1, April 1 and July 1) with final payment on October 1 to be approved by the audit committee of the Board of Directors equal to the difference between 5% Adjusted EBITDA and the $750,000 already paid.

In addition, Lakewood will receive 15% of the equity of DCSC within 10 days upon the closing of the DCSC Transaction, that vests monthly over a two-year period which is currently estimated at approximately $4,500,000 based on the purchase price of $30,000,000. Lakewood also has the opportunity to receive additional liquidity for DCSC by receiving a staggered (tranche-based) put option on its 15% of the DCSC equity. No exercise of the put may be effected during the first two years after the closing of the Dura Transaction. After the end of year two, Lakewood has the option to sell up to 5% of the DCSC equity in any twelve month period subject to a ninety day notice. The put would be payable in cash or Company stock or a combination thereof that would be mutually acceptable to both Lakewood and the Board. The same terms would be applicable to each subsequent year as long as no put exceeds 5% of DCSC equity. Valuation of DCSC in connection with exercising a put option will be calculated by using a pro-rata share of EBITDA generated by DCSC adjusted for certain market adjustments. After adjusting for debt, Lakewood would be able to exercise their put option at a 15% discount to the implied equity value of the DCSC subsidiary.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited combined financial statements of DCSC as of and for the years ended December 31, 2025 and 2024, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited condensed combined financial statements of DCSC as of June 30, 2026, and December 31, 2025, and for the six months ended June 30, 2026 and 2025, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Aspire-Lakewood Holdings, Inc. giving effect to the Acquisition, which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2026, and the unaudited pro forma condensed combined statements of operation for the year ended December 31, 2025, and for the six months ended June 30, 2026, is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by the disclosure requirements of Form 8-K, and is not necessarily indicative of the actual financial position or results of operations that the Company would have realized had the companies been combined as of the dates or during the periods presented, nor is it intended to be indicative of any anticipated combined financial position or future results of operations that the Company may achieve after the Acquisition.

(d) Exhibits.

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit Number	Exhibits
10.1*	Management Service Contract dated August 6, 2026, by and among Aspire-Lakewood, Holding Inc. and Lakewood Capital, LLC
99.1*	DCSC audited combined financial statements as of and for the years ended December 31, 2025 and 2024, and related notes
99.2*	DCSC unaudited condensed combined financial statements as of June 30, 2026 and December 31, 2025 and for the six months ended June 30, 2026 and 2025 and related notes
99.3*	The unaudited pro forma condensed combined financial information of Aspire-Lakewood Holdings, Inc. given the effect to the acquisition of which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2026, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025, and the six months ended June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2026	Aspire-Lakewood Holdings, Inc.

	By:	/s/ Ernest Scheidemann
	Name:	Ernest Scheidemann